SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (date of earliest event reported):          August 4, 2005
                                                   ----------------------------


                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                     0-26396                 65-0538630
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 (State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)              File Number)          Identification No.)


  8685 Northwest 53rd Terrace, Miami, Florida                       33166
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    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:             (305) 593-0770


                                      None
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           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

     Item 3.02.   Unregistered Sales of Equity Securities.
                  ----------------------------------------

     On August 4, 2005, Benihana Inc. ("Benihana") completed the second and final tranche involving $10 million aggregate principal amount of its Series B Convertible Preferred Stock (the "Preferred Stock") sold to BFC Financial Corporation ("BFC"), as part of the private placement previously announced on May 18, 2004. The first tranche of $10 million of the private placement was completed on July 1, 2004.

     Pursuant to the Preferred Stock Purchase Agreement dated June 8, 2004 between Benihana and BFC, Benihana issued and sold, in connection with the second tranche, 400,000 shares of its Preferred Stock to BFC. Benihana received total proceeds of $10 million in connection with the sale of the Preferred Stock. The issuance of the Preferred Stock was made in reliance of Section 4(2) of the Securities Act of 1933, as amended, which provides for exemptions for transactions not involving a public offering.

     The Preferred Stock has a liquidation preference of $25.00 per share (subject to anti-dilution provisions). The Preferred Stock is convertible into Common Stock of Benihana at a conversion price of $19.00 per share, subject to adjustment, carries a dividend of 5% payable in cash or additional Preferred Stock and votes on an "as if converted" basis together with Benihana's Common Stock on all matters put to a vote of the holders of Common Stock.

     Item 9.01   Financial Statements and Exhibits
                 ---------------------------------

     (c) Exhibit 99.1. Press Release of Benihana Inc. dated August 5, 2005.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   BENIHANA INC.



Dated:  August 5, 2005                             By:  /s/ Michael R. Burris
                                               ---------------------------------
                                                   Michael R. Burris
                                                   Senior Vice President of
                                                   Finance and Treasurer